Taxes	12 Months Ended
Dec. 31, 2018
Disclosure Of Taxes [Abstract]
Disclosure of income tax [text block]
10.	Taxes

10.1	Current tax assets and liabilities

The balance of current tax assets and tax liabilities as of December 31, 2018 and 2017 is as follows:
	2018	2017
Current tax assets
Income tax (1)	765,399	165,437
Credit tax balance (2)	54,350	234,410
Other taxes	211,558	225,527
	1,031,307	625,374
Current tax liabilities
Income tax (1)	1,065,688	1,305,011
National tax and surcharge on gasoline	141,408	136,706
Carbon tax	48,520	51,383
Other taxes (3)	495,684	512,588
	1,751,300	2,005,688

(1)
The main variation compared to the previous period corresponds to the favorable balance of the income tax that was generated by the anticipated voluntary payment made in November and December 2018 by Ecopetrol S.A., in accordance with the Decree 2146 of November 22, 2018 and the decrease in non-deductible expenses.

(2)	Includes mainly the value added tax (VAT) receivable balance.

(3)	Mainly includes VAT payable balances, industry and commerce tax and royalties and monetary compensations.

10.2	Income tax

In December 2016, the Colombian Congress adopted Law 1819, which introduced more changes to the Colombian tax system, applicable beginning in 2017 including the following aspects:

a)	A unified income tax rate was set, which will be 34% for 2017 and 33% for 2018 and subsequently.

b)	An income tax surtax for profits above COP$800 million is set which will be 6% for 2017 and 4% for 2018.

c)	The income tax for tax free trade zone users will increase from 15% to 20% in 2017. The tax rate of companies located in a free trade zone with the legal stability agreement is 15% during term of the said agreement.

d)	The presumptive income rate will increase from 3% to 3.5% from 2017. Tax losses accumulated until December 31, 2016 that have not been compensated, are subject to may be carried forward in accordance to the formula provided in the article 290 of Law 1819/2016.

e)	For fiscal year 2018, the Ecopetrol Business Group has subsidiaries that are subject to a 37% income tax rate, subsidiaries in free trade zones that are subject to a 15% or 20% income tax rate depending upon whether or not the comply with the CEJ rules, and other subsidiaries that are subject to statutory income tax rates in the country where they are incorporated in.

f)	Depreciation and amortization methods and annual percentages are limited to the established in the tax rule and depends on the type of asset. For example, machinery and equipment depreciate at 10%, infrastructure (including pipelines) at 2.22% and vehicles and computers at 20%, among others.

g)	The cost of acquisition of exploration rights, geology and geophysic (G&G), exploratory drilling, etc., is capitalized for tax purposes until the technical and commercial feasibility of extracting the resource is achieved.

h)	Tax losses may be offset against ordinary net income obtained in the following 12 taxable years.

i)	Refinería de Cartagena, Bioenergy, Ecopetrol Costa Afuera and Andean Chemicals Ltd have tax losses generated between 2009 and 2017 to carry forward, for a net value of COP$4,292,418 as of December 2018 and COP$4,288,957 as of December 2017.

In 2018, tax losses without a deferred tax base expiration date amount to COP$4,078,439 with a deferred tax of COP$792,452, attributable to the Refinería de Cartagena, and
COP$47,803 attributable to Bioenergy.

Statute of limitations on review of tax returns

Tax returns may be reviewed by the tax authorities for 6 years following the filing date and/or amendment, if the returns reflected tax losses.

Starting 2017, the statute of limitations covering tax returns is 3 years as of the date of expiration or as of the filing date, when these have been filed extemporaneously. With respect to transfer pricing, the statute of limitations is 6 years.

With respect to tax returns with favorable balances, the statute of limitations will be 3 years as of the filing date of the request for refunds or offsetting.

With regard to tax returns in which tax losses are carried forward, these will be considered determined after 6 years counted as of their filing date. With respect to tax returns where tax losses are calculated, the statute of limitations will be 12 years and if the losses are carried forward within the last 2 years of the 12–year period, the statute of limitations will be extended up to 3 additional years from the year of offsetting.

Income tax expense

The following is a detail of the income tax recognized in profit or loss for the years ended December 31, 2018, 2017 and 2016:

	2018	2017	2016
Current income tax	7,539,093	5,108,549	4,376,706
Deferred income tax	783,136	472,772	25,710
Adjustments to prior years’ current and deferred tax	(63,744)	218,947	140,630
Income tax expenses	8,258,485	5,800,268	4,543,046

Reconciliation of the income tax expenses

The reconciliation between the income tax expenses and the tax determined based on the statutory tax rate applicable to the Ecopetrol Business Group in Colombia is as follows:

	2018	2017	2016
Net income before income tax	20,613,875	13,769,662	7,790,526
Statutory rate	37%	40%	40%
Income tax at statutory rate	7,627,134	5,507,865	3,116,210
ETR reconciliation items:
Foreign currency translation and exchange difference	751,210	(186,787)	(234,316)
Effect Leon well (Ecopetrol America Inc.)	281,912	–	–
Effect in changes in tax rates and tax base	172,352	186,588	807,989
Non–deductible expenses	56,061	211,042	486,300
Non–deductible wealth tax	–	85,872	229,375
Prior years’ current and deferred tax	(63,744)	218,947	140,630
Non–taxable income	(78,303)	(47,509)	(3,142)
Impairment of long–term assets	(128,461)	(175,750)	–
Effect of tax reform	(359,676)	–	–
Income tax calculated	8,258,485	5,800,268	4,543,046
Current	7,416,038	5,076,692	4,517,336
Deferred	842,447	723,576	25,710
	8,258,485	5,800,268	4,543,046

The effective tax rate as of December 31, 2018 is 40.1% (2017 - 42.1
% and 2016 - 58.3%).
The decrease compared to the previous year is mostly due to the following concepts: a) Decrease in the nominal rate 40% in 2017 to 37% in 2018; b) improvement of the results before taxes of the
Ecopetrol Business Group; c) Effect for tax reform d) Adjustment for differential taxable bases; e) adjustment for differential tax rates of the Ecopetrol Business Group different from the nominal
37%, with a rate lower than the nominal rate; f) application of a lower rate for the long-term amortizable deferred tax asset; and g) elimination of wealth tax.

Income and supplementary tax returns for taxable years 2011, 2012, 2014, 2015, 2016 and 2017 and CREE of the taxable years 2014, 2015 and 2016 of Ecopetrol Business Group companies are subject to acceptance and review by the tax authorities. Management of the Ecopetrol Business Group companies considers that the amounts recognized as liability for taxes payable are supported by the regulations, doctrine and case law applicable to any claim that could be eventually filed with respect to such years. The Ecopetrol Business Group's strategy is not making tax decisions based on aggressive or less-assured positions that could put into question its tax returns.

Deferred income tax

The following is the detail of the deferred tax balance as of December 31, 2018 and 2017:

	2018	2017
Deferred tax assets	3,879,427	4,016,161
Deferred tax liabilities	(1,337,943)	(1,333,280)
Net deferred income tax	2,541,484	2,682,881

The deferred income tax assets and liabilities as of December 31, 2018 and 2017, is as follows:

	2018	2017
Deferred tax assets (liabilities)
Provisions (1)	1,994,762	1,840,988
Employee benefits (2)	1,161,860	1,373,561
Loss carry forwards (3)	1,002,062	611,766
Accounts payable	1,193,098	208,618
Accounts receivable	79,591	94,864
Property plant and equipment and Natural and environmental resources (4)	(2,304,140)	(1,006,299)
Goodwill	(404,394)	(408,932)
Investments and derivative instruments	(170,960)	(49,258)
Others	(10,395)	17,573
	2,541,484	2,682,881
Deferred tax assets	3,879,427	4,016,161
Deferred tax liabilities	(1,337,943)	(1,333,280)
	2,541,484	2,682,881

(1)	The most representative item corresponds to the asset retirement obligation (ARO).

(2)	Actuarial calculations for health, retirement pensions, education, pension bonds and other benefits to long–term employees.

(3)	The increase is because of the tax reform that allows a greater recognition of deferred tax on tax losses and excess presumptive income in Refinería de Cartagena mainly.

(4)
For tax purposes, natural and environmental resources and property, plant and equipment have a useful life and a depreciation and amortization calculation methodology different from those determined as per international accounting standards, within this item occasional gains of 10% is included, corresponding to lands. The main variation corresponds to the tax rate reduction from 33% to 30%.

The following is the detail of the deferred tax assets (liabilities), net for the years ended December 31, 2018 and 2017:

	Property plant and equipment and Natural resources	Provisions	Employee benefits	Loss carry forwards	Accounts payable
As of December 31, 2016	(220,315)	1,875,965	656,997	477,808	311,607
Recognized in profit or loss	(785,984)	(34,977)	(22,818)	133,958	(102,989)
Recognized in OCI	–	–	739,382	–	–
As of December 31, 2017	(1,006,299)	1,840,988	1,373,561	611,766	208,618
Recognized in profit or loss	(1,297,841)	153,774	(178,160)	390,296	984,480
Recognized in OCI	–	–	(33,541)	–	–
As of December 31, 2018	(2,304,140)	1,994,762	1,161,860	1,002,062	1,193,098

	Goodwill	Borrowings and other financial liabilities	Accounts receivable	Investments and derivative instruments and Others	Total
As of December 31, 2016	(345,288)	(113,497)	133,840	(168,806)	2,608,311
Recognized in profit or loss	(63,644)	113,497	(38,976)	78,357	(723,576)
Recognized in OCI	–	–	–	58,764	798,146
As of December 31, 2017	(408,932)	–	94,864	(31,685)	2,682,881
Recognized in profit or loss	4,538	–	(15,273)	(884,261)	(842,447)
Recognized in OCI	–	–	–	734,591	701,050
As of December 31, 2018	(404,394)	–	79,591	(181,355)	2,541,484

The Ecopetrol Business Group offsets assets and liabilities for deferred taxes only if it has a legally enforceable right to offset current tax liabilities and assets; and in the case of deferred tax on assets and liabilities, to the extent that they also correspond to income taxes required by the same tax jurisdiction and the same tax authority.

Deferred tax assets related to the tax losses generated by the subsidiaries Bioenergy S.A. Ecopetrol Costa Afuera and Andean Chemicals Ltd for an amount of
COP$70,393,
and excess presumptive income of Bioenergy SA, Ecopetrol Costa Afuera, Hocol Petroleum Company, Andean for an amount of
COP$31,863
were not recognized, as Management believes it is not likely that these deferred tax assets would be recoverable in the short term.

Deferred tax assets have been recognized for an amount of COP$1,002,063 related to excesses of presumptive income and the accumulated tax losses of Refinería de Cartagena amount to
COP$948,671
and Bioenergy Zona Franca S.A.S. amount to
COP$53,392
, as management expects these amounts will be realized in future periods.

The recognition of this deferred tax asset is supported with the tax projections and the elimination of presumptive income from the year 2021, contemplated in Law 1943/2018.

In accordance with the tax regulation applicable until December 31, 2016, excess presumptive income and minimum base excesses generated before 2017 in income and supplementary taxes and in income tax for equality – (CREE, as its acronym in Spanish) respectively, they may be compensated with the ordinary taxable income obtained by each Company within the following five years, using for this purpose, the formula established the article 290 of law 1819/ 2016.

The movements of deferred income tax for the years ended December 31, 2018 and 2017 are as follows:

	2018	2017	2016
Opening balance	2,682,881	2,608,311	2,213,422
Deferred tax recognized in profit or loss (a)	(842,447)	(723,576)	(25,710)
Deferred tax recognized in other comprehensive income (b)	701,050	798,146	420,599
Closing balance	2,541,484	2,682,881	2,608,311

(a)	This amount includes deferred income tax and adjustments to prior years’.

(b)	The following is the detail of the income tax recorded in other comprehensive income:

December 31, 2018	Pre–tax	Deferred Tax	After tax
Actuarial valuation gains (losses)	(29,250)	33,540	4,290
Cash flow coverage for crude exports	2,258,734	(701,231)	1,557,503
Other	–	(33,359)	(33,359)
	2,229,484	(701,050)	1,528,434

December 31, 2017	Pre–tax	Deferred Tax	After tax
Actuarial valuation gains (losses)	2,251,656	(739,382)	1,512,274
Cash flow coverage for crude exports	80,896	(54,056)	26,840
Other	12,119	(4,708)	7,411
	2,344,671	(798,146)	1,546,525

December 31, 2016	Pre-tax	Deferred tax	After tax
Actuarial valuation gains (losses)	1,770,139	(616,697)	1,153,442
Cash flow hedging for future crude oil exports	(537,353)	220,596	(316,757)
Derivative financial instruments	(56,804)	22,722	(34,082)
Other	-	(47,220)	(47,220)
	1,175,982	(420,599)	755,383

Deferred tax assets (liabilities) not recognized

As of December 31, 2018, deferred tax assets are not recognized on the difference between the accounting and tax basis associated with the investments in associates and joint ventures of Ecopetrol (Base: COP$2,981,901 million - Tax: COP$298,190 million), as the Ecopetrol Business Group does not have any intention to sell any of these investments in the foreseeable future.

10.3	Other taxes

10.3.1	Tax on dividends

Dividends related to profits generated from the year ended December 31, 2017, will be subject to withholding at a rate of 5%. Further, if the earnings against which the dividends are distributed were not subject to corporate tax, said dividends are taxable by the income tax applicable during the distribution period (for 2018 the rate is 35%). In this scenario, the 5% tax on dividends will be applicable to the distributed amount, once it is reduced with the 35% income tax rate.

The non-taxed dividends that the Company will receive will not be subject to withholding tax due to the express provision of the regulation that establishes the dividends that are distributed within the business groups duly registered with the Chamber of Commerce and decentralized entities, they will not be subject to the retention at the source for this concept.

There are no effects on income tax related to dividend payments made by the Company to its shareholders during 2018 and 2017.

10.3.2	Transfer prices

According to the Colombian tax law, income taxpayers who enter into transactions with related parties or related parties located in foreign jurisdictions and in free trade zones or with residents located in jurisdictions considered tax havens, are obliged to determine their ordinary and extraordinary income for purposes of the income and supplementary tax, its costs and deductions, considering for these operations the arm's length principle.

Ecopetrol submitted its transfer pricing informative return for the 2017 taxable year and its corresponding supporting documentation, as well as the country by country notification for the years 2016 and 2017 and the master file for the year 2017, in accordance with current tax regulations.

For fiscal year 2018, the transactions performed with related parties in foreign jurisdictions, as well as the business conditions under which said operations were carried out and the general structure, did not vary significantly with respect to the previous year. For this reason, it is possible to infer that these transactions were carried out in accordance with the arm's length principle. It is estimated that there will be no need for adjustments derived from the analysis of transfer prices for 2018, which imply changes in the income provision of the taxable year 2018.

10.3.3	Value added tax (VAT)

General VAT rate is 19% and a differential rate
of 5%
for certain goods and services is maintained. The modification on the general rate is effective from January 1st, 2017.

VAT taxable event is expanded to all goods in general, including intangible goods (related to intellectual property) and real estate property (unless provided otherwise).

Fixed assets are still not levied with VAT, except for real estate property for residential use, automobile and other fixed assets sold on the ordinary course of business in the name and on behalf of third parties. For this purposes, real estate has been excluded unless the value of the first sale is higher than 26.800 tax value unit (“UVT” by its acronyms in Spanish), approximately COP $854 million, which will be taxed at a 5% rate.

Unless expressly excluded, services rendered from abroad will be levied with VAT. The assignment of rights is included as a form of service.

Periods for filing VAT returns and payments will be only two, bimonthly and quarterly. The statute of limitations for the request of VAT credit tax balance is increased to three bimonthly periods following the period of causation.

10.3.4	Wealth tax

Law 1739 of 2014 established the wealth tax for natural and legal persons whose possession as of January 1, 2015 exceeds COP$1,000. The taxable base for legal persons is the value of the gross equity owned as of January 1, 2015, 2016, and 2017 minus the current liabilities outstanding at the same dates.

The applicable rate will depend on the taxable base of each taxpayer and the value paid will not be deductible or deductible in the income tax and complementary or in the income tax for equity - CREE, nor can they be compensated with these or with other taxes.

For the year 2018 and following, there is no wealth tax, in the case of domestic companies. During 2017, the tax on wealth paid by the Ecopetrol Business Group amounted to
COP$226,778, which was recognized as an expense for the year.

10.4	Tax reform

The Government issued the Law 1943/2018, which makes numerous changes to the Colombian tax rules. The Tax Reform reduces the corporate income tax (CIT) rate from 33% in 2018 to 32% for 2020, 31% for 2021 and 30% for 2022 and onwards.

The presumptive income tax rate (i.e., an alternative tax based on a percentage of the net equity of the last year) is reduced from 3.5% to 1.5% in 2019 and 2020 and 0% for 2021 and onwards.

The thin capitalization rule ratio is modified from 3:1 (which includes all debt that generates interest with local and foreign entities, related or unrelated) to a 2:1 ratio that only considers debt transactions involving related local and foreign parties (including back-to-back transactions involving foreign third parties).

Dividend tax

The Tax Reform increases the dividend tax on distributions to foreign nonresident entities and individuals from 5% to 7.5%. In addition, the Tax Reform establishes a 7.5% dividend tax on distributions between Colombian companies. The tax will be charged only on the first distribution of dividends between Colombian entities and may be credited against the dividend tax due once the ultimate Colombian company makes a distribution to its shareholders (nonresident shareholders (entities or individuals) or to Colombian individual residents). The dividend tax on local distributions does not apply if the Colombian companies are part of a registered economic group, or the distribution is to a Colombian entity qualifying for the new Colombian holding company (CHC) regime.

Normalization tax

The Tax Reform establishes a tax amnesty to “normalize” (i) unreported assets; or (ii) nonexistent liabilities that were included on a tax return. The amnesty will apply only for 2019 (25 September 2019 is the due date for filing the normalization tax). The applicable tax rate is 13% of the value of the unreported assets or nonexistent liabilities. For money that is repatriated to Colombia before December 31, 2019, and kept in the country for two years, the tax rate is reduced to 6.5%. The normalization tax has a far-reaching scope and applies to assets in private foundations, assets in trusts, insurance with savings components, investment funds and other fiduciary business activities.

Value Added Tax (VAT)

Concerning VAT, changes have been made to the list of goods and services excluded from VAT as set forth in Articles 424, 426 and 476 of the Tax Code, adding Article 437 to the Tax Code, with regard to guidelines on compliance with formal duties concerning VAT by service providers abroad, and it has been noted that VAT withholding may be up to 50% of the tax amount, subject to regulation by the National Government. The VAT rate remains at 19%.

Tax procedure

With regards to procedure, changes have been made: (i) declarations for withholding at source which, that being inefficient, will be enforceable, (ii) electronic notification of administrative actions; (iii) payment of the entire amount covered by a statement of objections to avoid delinquent interest at the current rate plus two points; and (iv) elimination of the extension of enforcement to three (3) additional years to offset tax losses.

Additionally, an audit benefit was included for fiscal years 2019 to 2020. Under this benefit, private settlement by taxpayers of income tax and supplements that increase net income tax by a minimum of at least 30%
or 20% over the net income tax of the immediately preceding year shall be considered firm for six (6) or twelve (12) months, respectively after the date of presentation if not notified of a deadline for correction or special requirement, or a special deadline or provisional settlement, provided that the return is filed timely and the payment is made within the established deadlines.

The above benefit does not apply to: (i) taxpayers who enjoy tax benefits due to their location in a specified geographic region; (ii) if it is demonstrated that declared withholdings at source are non-existent; (iii) if the net income tax is less than 71 UVT (COP$2,433,170). The deadline stipulated in this law does not extend to declarations of withholdings at source nor to the sales tax, which shall be established by the general regulation.